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                                 iVILLAGE, INC.
                              AMENDED AND RESTATED
                         1995 EMPLOYEE STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The purpose of this iVILLAGE, INC. AMENDED AND RESTATED 1995 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of iVILLAGE, INC., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) by enabling directors who are employees, officers and other employees of, and independent consultants to, the Company and any of its Subsidiaries to acquire shares of the Common Stock, $0.0005 par value (the "Common Stock"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). For purposes of the Plan, the terms "Parent" and "Subsidiary" shall mean "Parent Corporation" and "Subsidiary Corporation", respectively, as such terms are defined in Sections 424(e) and (f) of the Code. Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an "Option."

2.       ADMINISTRATION OF THE PLAN.

         (a) Stock Option Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") or a Compensation Committee (the "Committee") consisting of three persons appointed to such Committee from time to time by the Board; provided, however, that, so long as it shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the 1934 Act with respect to transactions pursuant to the Plan, each of person appointed to the Committee, at the effective date of his or her appointment to the Committee, shall be a "Non-Employee Director" within the meaning of Rule 16b-3. The members of the Committee may be removed at any time either with or without cause by the Board. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section 2, be deemed to refer to the Board if the Board is administering the Plan.

         (b) Procedures. If the Plan is administered by a Committee, the Committee shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee; provided, however, that if the Committee

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consists of only two members, both shall be required to constitute a quorum and to act at a meeting or to approve actions in writing.

         (c) Interpretation. Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including, without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement (as defined in Section 5(b)), and to resolve all questions arising under the Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

3.       SHARES OF STOCK SUBJECT TO THE PLAN.

         (a) Number of Shares. Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock subject at any one time to Options granted under the Plan, shall not exceed 1,550,000 shares. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options.

         (b) Character of Shares. The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury or (iii) a combination of the foregoing.

         (c) Reservation of Shares. The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

4.       ELIGIBILITY.

         (a) General. Options may be granted under the Plan only to persons who are employees, directors, officers of, or independent consultants to, the Company or any of its Subsidiaries.

         Options granted to officers or employees (including directors who are officers or employees) of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to independent consultants to or directors of the Company or any of its Subsidiaries who are not officers or employees of the Company or any of its Subsidiaries shall be NSOs. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees, officers or directors of, or independent consultants to, the Company or any of its Subsidiaries; provided, however, that any such conditional grant of an ISO to a prospective employee shall, by its terms, become effective no earlier than the date on which such person actually becomes an employee.

         (b) Exceptions. Notwithstanding anything contained in Section 4(a) to the contrary, no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than

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10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price (as defined in Section 6(a)) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such shares and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

5.       GRANT OF OPTIONS.

         (a) General. Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date (as defined in Section 12). Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine:

             (i) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");

             (ii) the time or times at which Options shall be granted;

             (iii) the number of shares subject to each Option;

             (iv) the Option Price (as hereinafter defined) of the shares subject to each Option, which price, in the case of ISOs, shall not be less than the minimum specified in Section 4(b)(i) or 6(a) (as applicable); and

             (v) the time or times when each Option shall become exercisable and the duration of the exercise period.

         (b) Option Agreements. Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with the Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

         (c) No Evidence of Employment or Service. Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

         (d) Date of Grant. The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant; provided, however, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.


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6.       OPTION PRICE.

         (a) General. Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under the Plan may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that in the case of an ISO (subject to Section 4(b)(i)), or an NSO granted at any time after the initial public offering of the Common Stock, such Option Price shall in no event be less than 100% (or 110% if the provisions of Section 4(b)(i) hereof are applicable) of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such share of Common Stock.

         (b) Determination of Fair Market Value. Subject to the requirements of
Section 422 of the Code, for purposes of the Plan, the "Fair Market Value" of shares of Common Stock shall be equal to:

             (i) if such shares are publicly traded, (x) the closing price, if applicable, or the average of the last bid and asked prices on the date of grant or, if such date is not a business day on which shares are traded, the next immediately preceding trading day, in the over-the-counter market as reported by NASDAQ or, (y) if the Common Stock is then traded on a national securities exchange, the closing price, if applicable, or the average of the high and low prices on the date of grant or, if such date is not a business day on which shares are traded, the next immediately preceding trading day, on the principal national securities exchange on which it is so traded; or

             (ii) if there is no public trading market for such shares, the fair value of such shares on the date of grant as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock in private transactions negotiated at arms' length.

         Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6(b)(ii) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

         (c) Repricing of NSOs. Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the consent of the Optionee, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

7.       EXERCISABILITY OF OPTIONS.

         (a) Committee Determination.

             (i) Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that if the Company files a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), for the initial public offering of the Common Stock, no Option granted under the Plan shall be exercisable during the 180-day period immediately following the effective date of such registration statement (the "Lock-up Period"); provided further, however, that if an Option by its terms is to expire


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during the Lock-up Period, the Committee may extend the expiration date of such
Option for a period co-extensive with the period representing the period between the commencement of the Lock-up Period and the expiration date of such Option. Subject to the provisos of the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Committee may (A) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or (B) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option, provided that, except as otherwise provided in the pertinent Option Agreement, the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a NSO pursuant to Section
12) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code as described in Section 7(c).

             (ii) The Committee may, in its discretion, amend any term or condition of an outstanding Option provided (A) such term or condition as amended is permitted by the Plan, (B) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee's survivors, if the amendment is materially adverse to the Optionee, and (C) any such amendment of any ISO shall be made only after the Committee, after consulting with counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code).

         (b) Automatic Termination of Option. Except as otherwise determined by the Committee and set forth in the Option Agreement, the unexercised portion of any Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

             (i) the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4(b)(i), the fifth anniversary of the date on which such ISO is granted;

             (ii) the expiration of three months from the date that the Optionee ceases to be an employee, director or officer of, or consultant to, the Company or any of its Subsidiaries (other than as a result of an Involuntary Termination (as defined in subparagraph (iii) below)) or a Termination For Cause (as defined in subparagraph (iv) below)); provided, however, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of such Option shall be the expiration of 12 months from the date that such Optionee ceased to be an employee, director or officer of, or consultant to, the Company or any of its Subsidiaries;

             (iii) the expiration of 12 months from the date that the Optionee ceases to be an employee, director or officer of, or consultant to, the Company or any of its Subsidiaries, if such termination is due to such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involuntary Termination");

             (iv) immediately if the Optionee ceases to be an employee, director or officer of, or consultant to, the Company or any of its Subsidiaries, if such termination is for

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cause or is otherwise attributable to a breach by the Optionee of an employment, consulting or other similar agreement with the Company or any such Subsidiary (a "Termination For Cause");

             (v) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement;

             (vi) on the effective date of a Corporate Transaction (as defined in Section 9(b)) to which Section 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; provided, however, that an Optionee's right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period commencing 10 days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur; and

             (vii) except to the extent permitted by Section 9(b)(ii), the date on which an Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

         The Board shall have the power to determine what constitutes a Termination For Cause, and the date upon which such Termination For Cause shall occur. All such determinations shall be final and conclusive and binding upon the Optionee.

         Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Option Agreement, no Option granted under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or one of its Subsidiaries), so long as such Optionee continues to be an employee, director or officer of, or consultant to, the Company or one of its Subsidiaries.

         (c) Limitations on Exercise. Notwithstanding anything contained in the Plan to the contrary, an ISO granted under the Plan to an Optionee shall not be exercisable to the extent that the aggregate Fair Market Value on the date of grant of such ISO (as determined in accordance with Section 6(b)) of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000.

8.       PROCEDURE FOR EXERCISE.

         (a) Payment. At the time an Option is granted under the Plan, the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option:

             (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised;

             (ii) stock certificates (in negotiable form) representing shares of Common Stock having a Fair Market Value on the date of exercise (as determined in accordance

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with Section 6(b)) equal to the aggregate cash Option Price of the shares with respect to which the Option is being exercised;

             (iii) a combination of the methods set forth in clauses (i) and
(ii); or

             (iv) in the case of NSOs only, in compliance with any cashless exercise program authorized by the Company for use in connection with the Plan at the time of such exercise.

         (b) Notice. An Optionee (or other person, as provided in Section 10(b)) may exercise an Option granted under the Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall:

             (i) state that the Optionee elects to exercise the Option;

             (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

             (iii) state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

             (iv) state the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option and no later than 30 days from delivery of such Notice);

             (v) include any representations of the Optionee required pursuant to Section 10(a);

             (vi) if the Option is exercised pursuant to Section 10(b) by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option; and

             (vii) include such further provisions consistent with the Plan as the Committee may from time to time require.

         The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee.

         (c) Issuance of Certificates. The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(b)) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(b) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of a stock certificate pursuant to this Section 8(c).



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9.       ADJUSTMENTS.

         (a) Changes in Capital Structure. Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under the Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this Section 9(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

         (b) Corporate Transactions. The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Company to another person or entity (a "Corporate Transaction"):

             (i) each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; provided, however, that upon the occurrence of a merger or consolidation in which the Company is not the surviving corporation and the stockholders of the Company receive distributions of cash, securities or other property of a third party in complete exchange for their equity interests in the Company or a sale of all of the capital stock or all or substantially all of the assets of the Company to another person or entity (a "Sale Event"), under circumstances in which provision for assumption or substitution of options in accordance with Section 9(b)(ii) is not made, the exercise dates of all Options granted under the Plan shall accelerate and become fully exercisable with respect to the total number of shares of stock to which such Options relate, and if and to the extent not so exercised as provided in this Section 9(b)(i), such Options shall automatically terminate; and

             (ii) notwithstanding anything contained in the Plan to the contrary, Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; provided, however, that in the case of ISOs, the Board shall, to the extent not inconsistent with the best interests of the Company or its Subsidiaries (such best interests to be determined in good faith by the Board in its sole discretion), use its best


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efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISOs within the meaning of Section 424(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

         (c) Special Rules. The following rules shall apply in connection with Sections 9(a) and (b) above:

             (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 9(a) or (b) shall be eliminated without consideration from the respective Options;

             (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

             (iii) any adjustments referred to in Sections 9(a) or (b) shall be made by the Board or the Committee (as the case may be) in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.

10.      RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

         (a) Compliance With Securities Laws. No Options shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

         The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the shares of Common Stock to be received upon exercise of an Option are being acquired for investment and not with a view to distribution and
(ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Committee, bear the following legend:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL TO iVILLAGE INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."



                                       9
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         (b) Nonassignability of Option Rights. Except as otherwise determined by the Committee and set forth in the Option Agreement, no Option granted under the Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. Except as otherwise determined by the Committee and set forth in the Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, except as otherwise determined by the Committee and set forth on the Option Agreement, during the period specified in Section 7(b)(ii) or (iii) (as the case may be), by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

         (c) Right of First Refusal. Until the initial public offering of Common Stock of the Company registered under the Securities Act, the Company shall be entitled to a right of first refusal in the event that the Optionee proposes to sell any of his, her or its shares of Common Stock issuable upon exercise of the Option, on such terms as are set forth in the Option Agreement between the Company and the Optionee. The Company may, in its sole discretion, assign such right of first refusal.

11.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the date (the "Effective Date") of its adoption by the Board; provided, however, that no Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Certificate of Incorporation and By-laws, which approval shall be obtained by a simple majority vote of stockholders, voting either in person or by proxy, at a duly held stockholders' meeting or by written action in lieu of a stockholder's meeting as permitted by and in accordance with the Certificate of

         Incorporation and By-laws of the Company within 12 months before after the adoption of the Plan by the Board.

12.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS:   TERMINATION OF ISOs.

         The Committee, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee ISOs (or any portions thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee ISOs converted into NSOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

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

13.      EXPIRATION AND TERMINATION OF THE PLAN.

         Except with respect to Options then outstanding, the Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which the Plan is adopted by the Board, (ii) the tenth anniversary of the date on which the Plan is approved by the stockholders of the Company and (iii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

14.      AMENDMENT OF PLAN.

         The Board may at any time prior to the Expiration Date modify and amend the Plan in any respect; provided, however, that the approval of the holders of a majority of the votes that may be cast by all of the holders of shares of Common Stock and preferred stock of the Company, if any, entitled to vote (voting as a single class) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the 1934 Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.

15.      CAPTIONS.

         The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

16.      DISQUALIFYING DISPOSITIONS.

         If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the transfer of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

17.      WITHHOLDING TAXES.

         Whenever under the Plan shares of Common Stock are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding tax and employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes.

18.      OTHER PROVISIONS.

         Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.

19.      NUMBER AND GENDER.

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

20.      GOVERNING LAW.

         The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of New York.

21.      VOTING TRUST AGREEMENT.

         Each Optionee that is granted options hereunder shall enter into a voting trust agreement, whereby such Optionee shall grant to the then acting Chief Executive Officer of the Company at the time, the right to vote such Optionee's Optioned Shares on the terms and subject to the conditions thereof.

         As adopted by the Board of Directors of iVILLAGE, INC. on May 27, 1997.

               Amendment No. 1 to iVillage Inc. 1995 Amended and
                       Restated Employee Stock Option Plan

                                      dated

                                February 23, 1998

                  In accordance with Section 14 to the iVillage Inc. 1995 Amended and Restated Employee Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

                  Section 3(a) of the Plan is hereby amended by deleting the reference to the number "1,550,000" and inserting in lieu thereof the reference to the number "3,185,500".

               Amendment No. 2 to iVillage Inc. 1995 Amended and
                       Restated Employee Stock Option Plan

                                      dated

                                  June 5, 1998

                  In accordance with Section 14 to the iVillage Inc. 1995 Amended and Restated Employee Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

                  Section 3(a) of the Plan is hereby amended by deleting the reference to the number "3,185,500" and inserting in lieu thereof the reference to the number "4,540,500".

               Amendment No. 3 to iVillage Inc. 1995 Amended and
                       Restated Employee Stock Option Plan

                                      dated

                                November 30, 1998

                  In accordance with Section 14 to the iVillage Inc. 1995 Amended and Restated Employee Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

                  Section 3(a) of the Plan is hereby amended by deleting the reference to the number "3,185,000" and inserting in lieu thereof the reference to the number "4,540,500".